SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
October 23, 2001
(Date of earliest event reported)

COMMISSION FILE NUMBER 34-0-22164

RFS HOTEL INVESTORS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TENNESSEE	62-1534743

(State or other Jurisdiction of	(I.R.S. employer

Incorporation or Organization)	identification no.)

850 Ridge Lake Boulevard, Suite 300,	(901) 767-7005

Memphis, TN 38120	(Registrant’s Telephone Number

(Address of Principal Executive Offices)	Including Area Code)

(Zip Code)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURE
PRESS RELEASE

Item 5. Other Events

     On October 3, 2001, RFS Hotel Investors, Inc. issued a press release announcing that earnings for the third and fourth quarters of 2001 have been adversely impacted by the slowing national economy and; particularly, by the tragic events of September 11, 2001. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release Announcing Expected Lower Earnings.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

RFS HOTEL INVESTORS, INC.

Dated as of October 23, 2001

By: Kevin M. Luebbers

/s/ Kevin M. Luebbers

Its: Executive Vice President & Chief Financial Officer